NEWS RELEASE

SOUTHWESTERN ENERGY COMPANY NAMES BILL WAY CHIEF EXECUTIVE OFFICER

Steve Mueller Retiring, Will Serve as Non-Executive Chairman through

May 2016 Annual Meeting

Houston, Texas—January 6, 2016…Southwestern Energy Company (NYSE: SWN) announced today that Bill Way, previously President and Chief Operating Officer, has been appointed President and Chief Executive Officer by the Board of Directors succeeding Steve Mueller.  Mr. Way also has been elected to the Board of Directors.  Mr. Mueller will continue to serve as a director and as non-executive Chairman of the Board until he retires at the May 2016 annual meeting of stockholders.

“Southwestern Energy has some of the highest quality assets in the industry along with a highly talented staff, and I am excited about the additional value that will be created by this team under Bill’s leadership,” said Mr. Mueller. “Bill has played a key role in developing the assets and organization since he joined the company in 2011, and while I will miss working day-to-day with this talented group, I am confident this is the right time and Bill is the right person to meet the challenges we face.  I look forward to continuing working with him and the entire Board through the transition period over the next five months.”

“Bill is the right person to lead the company forward now and in the years to come,” said Cathy Kehr, Presiding Director.  “The entire Board is excited to have Bill take the reins as CEO, and we are confident his extensive industry experience and development as an executive at Southwestern Energy have prepared him well.  The Board also sincerely wishes to thank Steve for his vision and wisdom in the years he has served as CEO, a period of tremendous growth for the company.”

“I would like to personally thank Steve for his guidance and support over the past several years,” said Mr. Way.  “I am deeply honored and committed to lead this company forward in the spirit of Southwestern Energy, which is rooted in our Formula, and delivering greater value to our shareholders in the future.  I recognize these are difficult times for our industry and for SWN.  We are committed to investing within our cash flow, stabilizing our debt, reducing our cost structure, and addressing our balance sheet as we move forward.

“SWN’s robust competitive positioning in the lowest cost portion of the North American natural gas supply curve will provide the company with an attractive growth profile once commodity prices recover.  In the meantime, we are redesigning SWN to win in a more competitive North American natural gas marketplace using our disciplined 1.3 PVI hurdle as our metric.  Our operating excellence, our commitment to win, our enduring values, our exceptional people and, above all, our culture provide us a unique advantage as we take on this challenge.”

Mr. Way joined Southwestern Energy in October 2011 as Executive Vice President and Chief Operating Officer.  As part of the company’s succession planning, he was promoted to President in December 2014.  Prior to joining the company, he was Senior Vice President, Americas of BG Group plc with responsibility for E&P, Midstream and LNG operations in the United States, Trinidad and Tobago, Chile, Bolivia, Canada and Argentina. Previously, Mr. Way held various senior leadership and technical positions at ConocoPhillips.  He is a graduate of Texas A&M University with a degree in Industrial Engineering and has an MBA from The Massachusetts Institute of Technology.  He currently serves on the International Advisory Board and the Advisory Board of the Mays Business School MBA Program at Texas A&M and the Cameron School of Business MBA Program at the University of St. Thomas in Houston and on the board of directors of Boys and Girls Country.

Southwestern Energy Company is an independent energy company whose wholly owned subsidiaries are engaged in natural gas and oil exploration, development and production, natural gas gathering and marketing. Additional information on the company can be found on the Internet at http://www.swn.com.

Contacts:
R. Craig Owen Senior Vice President	Michael Hancock Director, Investor Relations
and Chief Financial Officer (832) 796-2808	(832) 796-7367 michael_hancock@swn.com

Disclaimers

All statements, other than historical facts and financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements that address activities, outcomes and other matters that should or may occur in the future, including, without limitation, statements regarding the financial position, business strategy, production and reserve growth and other plans and objectives for the company’s future operations, are forward-looking statements. Although the company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The company has no obligation and makes no undertaking to publicly update or revise any forward-looking statements, other than to the extent set forth below. You should not place undue reliance on forward-looking statements. They are subject to known and unknown risks, uncertainties and other factors that may affect the company’s operations, markets, products, services and prices and cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with forward-looking statements, risks, uncertainties and factors that could cause the company’s actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: the timing and extent of changes in market conditions and prices for natural gas and oil (including regional basis differentials); the company’s ability to fund the company’s planned capital investments; the company’s ability to transport its production to the most favorable markets or at all; the timing and extent of the company’s success in discovering, developing, producing and estimating reserves; the economic viability of, and the company’s success in drilling, the company’s large acreage position in various areas and, in particular, the Fayetteville Shale, Northeast Appalachia and Southwest Appalachia as well as relative to other productive shale gas plays; the company’s ability to realize the expected benefits from recent acquisitions; the impact of title and environmental defects and other matters on the value of the properties acquired in the company’s recent acquisitions and any other future acquisitions; difficulties in integrating the company’s operations as a result of any significant acquisitions; the impact of government regulation, including any legislation relating to hydraulic fracturing, the climate or over-the-counter derivatives; the costs and availability of oil field personnel services and drilling supplies, raw materials and equipment, including pressure pumping equipment and crews; the company’s ability to determine the most effective and economic fracture stimulation; the company’s future property acquisition or divestiture activities; the effects of weather; increased competition and regulation; the financial impact of accounting regulations and critical accounting policies; the comparative cost of alternative fuels; the different risks and uncertainties associated with proposed activities in Canada; conditions in capital markets, changes in interest rates and the ability of the company’s lenders to provide it with funds as agreed; credit risk relating to the risk of loss as a result of nonperformance by the company’s counterparties; and any other factors listed in the reports the company has filed and may file with the Securities and Exchange Commission (SEC). For additional information with respect to certain of these and other factors, see the reports filed by the company with the SEC. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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